                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                  ----------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       May 18, 1998
                                                 -----------------------------


                            InSight Health Services Corp.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



      Delaware                        0-28622                    33-0702770
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(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S EMPLOYER
  OF INCORPORATION)                 FILE NUMBER)            IDENTIFICATION NO.)


          4400 MacArthur Boulevard, Suite 800, Newport Beach, CA  92660
         ---------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                                   (949) 476-0733
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                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                         N/A
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           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

(a) On May 18, 1998, InSight Health Services Corp., a Delaware corporation ("Registrant"), through its wholly owned subsidiary, SMSI Acquisition Company, a Delaware corporation ("SMSI"), acquired all of the capital stock of Signal Medical Services, Inc., a Delaware corporation ("Signal"), in a merger of Signal with and into SMSI (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Merger dated as of April 15, 1998 among Registrant, SMSI, Signal, SMSI Holdings, Inc. ("Holdings"), Brian P. Stone, Thomas W. Crucitti and Todd Stowell, as amended by the First Amendment thereto dated May 15, 1998 and the Second Amendment thereto dated May 18, 1998. Holdings and Messrs. Stone, Crucitti and Stowell were the stockholders of Signal (collectively, the "Signal Stockholders"). The assets acquired by Registrant as a result of the Merger consist of certain tangible and intangible assets, including mobile diagnostic imaging equipment, customer contracts and other agreements entered into in by Signal in connection with providing diagnostic imaging services to customers in the Northeastern and Southeastern United States. Pursuant to the Merger Agreement and the Certificate of Merger filed with the Secretary of State of the State of Delaware, at the effective time of the Merger, SMSI changed its name to "Signal Medical Services, Inc."

     The aggregate purchase price, including the assumption of indebtedness, was $45.7 million, and was determined by negotiations among the parties. The purchase price was paid entirely in cash and is subject to certain post-closing adjustments. A portion of the purchase price is being held in escrow for a period of time after the Merger for the satisfaction of certain indemnification obligations of the Signal Stockholders. As a condition to the Merger, Messrs. Stone, Crucitti, Stowell and David M. Karchner, all former officers and employees of Signal, entered into employment agreements with Registrant pursuant to which such individuals agreed to serve as employees of Registrant. In connection with such employment agreements, Messrs. Stone, Crucitti and Karchner received options to purchase a number of shares of common stock of Registrant. Registrant utilized its existing credit facility with NationsBank, N.A. to fund the purchase price.

(b) At the time of the Merger, Signal provided diagnostic imaging services, including magnetic resonance imaging, computed tomography and lithotripsy services, in eleven states, primarily in the Northeastern and Southeastern United States. Registrant intends to use the assets acquired in the Merger to expand upon its existing business. Registrant provides diagnostic imaging and information, treatment and related management services to managed care, hospitals and other contractual customers in 25 United States, including five major U.S. markets.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired.

          It is impractical to file with this report the financial statements required by this Item. Audited financial statements of Signal Medical Services, Inc. for the fiscal years ended December 31, 1996 and 1997 required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the Securities and Exchange Commission ("SEC").

(b)  Pro forma financial information.

          It is impractical to file with this report the pro forma financial information required by this Item. Pro forma financial information required by this Item will be included in an amendment to this report to be filed within 60 days after the date this report is filed with the SEC.

 (c) Exhibits.

          *2.1 Agreement and Plan of Merger dated as of April 15, 1998 among
               InSight Health Services Corp., SMSI Acquisition Company, Signal Medical Services, Inc., SMSI Holdings, Inc., Brian P. Stone, Thomas W. Crucitti and Todd Stowell (incorporated herein by reference to Exhibit 10.32 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 filed with the Commission on May 13, 1998).

          2.2 First Amendment to Agreement and Plan of Merger dated as of May 15, 1998 by and among InSight Health Services Corp., SMSI Acquisition Company, Signal Medical Services, Inc., SMSI Holdings, Inc., Brian P. Stone, Thomas W. Crucitti and Todd Stowell (filed herewith).

          2.3 Second Amendment to Agreement and Plan of Merger dated as of May 18, 1998 by and among InSight Health Services Corp., SMSI Acquisition Company, Signal Medical Services, Inc., SMSI Holdings, Inc., Brian P. Stone, Thomas W. Crucitti and Todd Stowell (filed herewith).


          99.1 Press Release dated May 19, 1998 announcing the completion of the Merger (filed herewith).

_________________________
* Previously filed.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 2, 1998

                                      INSIGHT HEALTH SERVICES CORP.



                                      BY:  /S/ E. LARRY ATKINS
                                          ------------------------------
                                          E. Larry Atkins
                                          President and Chief Executive Officer

                                    EXHIBIT INDEX


                                                                  SEQUENTIALLY
EXHIBIT NO.    DOCUMENT DESCRIPTION                               NUMBERED PAGE
  *2.1    Agreement and Plan of Merger dated as of April 15,
          1998 among InSight Health Services Corp., SMSI
          Acquisition Company, Signal Medical Services, Inc.,
          SMSI Holdings, Inc., Brian P. Stone, Thomas W.
          Crucitti and Todd Stowell  (incorporated herein by
          reference to Exhibit 10.32 to the Registrant's
          Quarterly Report on Form 10-Q for the quarter ended
          March 31, 1998 filed with the Commission on
          May 13, 1998)

   2.2    First Amendment to Agreement and Plan of Merger
          dated as of May 15, 1998 by and among InSight
          Health Services Corp., SMSI Acquisition Company,
          Signal Medical Services, Inc., SMSI Holdings,
          Inc., Brian P. Stone, Thomas W. Crucitti and Todd
          Stowell (filed herewith) . . . . . . . . . . . . .           6

   2.3    Second Amendment to Agreement and Plan of Merger
          dated as of May 18, 1998 by and among InSight
          Health Services Corp., SMSI Acquisition Company,
          Signal Medical Services, Inc., SMSI Holdings,
          Inc., Brian P. Stone, Thomas W. Crucitti and Todd
          Stowell (filed herewith) . . . . . . . . . . . . .           8

   99.1   Press Release dated May 19, 1998 announcing the
          completion of the Merger (filed herewith). . . . .           10

_________________________
* Previously filed.